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                                                                EXHIBIT 10.15(b)

                               PAYMENT AGREEMENT


     THIS PAYMENT AGREEMENT, effective as of the third day of November, 1995, is between SIMS DELTEC, INC., a Minnesota corporation formerly known as Pharmacia Deltec Inc. maintaining its principal place of business at 1265 Grey Fox Road, St. Paul, Minnesota 55112 ("SIMS"), and LUTHER MEDICAL PRODUCTS, INC., a California corporation maintaining its principal place of business at 14332 Chambers Road, Tustin, California 92680 ("Luther").


                             W I T N E S S E T H:

     WHEREAS, SIMS and Luther entered into a Release and Termination Agreement on March 9, 1994, pursuant to which, inter alia, (i) Luther executed and delivered to SIMS a promissory note (the "8% Replacement Note") and (ii) Luther and SIMS executed the Amendment to Loan and Security Agreement (the "Amended Loan Agreement");

     WHEREAS, SIMS and Pharmacia Inc., a Minnesota corporation ("Pharmacia"), contemplated an assignment of the 8% Replacement Note from SIMS to Pharmacia and, in respect thereof, prepared a document entitled "Assignment of Promissory Note";

     WHEREAS, the Assignment of Promissory Note never became effective and, as of the date hereof, SIMS retains full ownership of the 8% Replacement Note;

     WHEREAS, Luther owes SIMS an aggregate sum in excess of $400,000, including interest to November 6, 1995, under the 8% Replacement Note;

     WHEREAS, the parties recognize that SIMS desires to protect its investment and, therefore, has agreed with Luther to settle the outstanding amounts due under the 8% Replacement Note on the basis of this Agreement;

     WHEREAS, accordingly, Luther and SIMS desire for Luther to pay to SIMS the sum of $400,000 in full satisfaction of (i) the 8% Replacement Note and (ii) the 8% Convertible Note, dated as of March 24, 1992, from Luther to SIMS in the principal amount of $1,000,000, as amended by that certain Amendment Agreement, dated September 3, 1992, between Luther and SIMS (collectively, the "Original Note");

     NOW, THEREFORE, in consideration of these presents, the covenants contained herein, and the performance thereof, the parties hereto agree as follows:

     1.   Substantive Terms of the Repayment.

          a. Payment by Luther. On or before November 6, 1995, Luther shall tender to SIMS the sum of $400,000 by means of wire transfer into the bank account of SIMS' parent, Smiths Industries Inc., Bank Account No. 0117-7289, ABA No. 031000011, at Philadelphia National Bank, in Philadelphia, Pennsylvania (the "Luther Payment"), as full and final payment of each and every obligation of Luther, whether of principal or in-

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     terest, or as otherwise more particularly set forth in (i) the 8%
     Replacement Note and (ii) the Original Note.

          b. Return of the Original Note and of the 8% Replacement Note. As soon as practicable following SIMS' receipt of the Luther Payment, SIMS shall forward to Luther the original of each of the Original Note, if not previously delivered to Luther, and the 8% Replacement Note with the following statement written in indelible ink on a diagonal on the first and last page of each: "THIS NOTE HAS BEEN REPAID TO THE FULL SATISFACTION OF SIMS DELTEC INC., AS SUCCESSOR-IN-INTEREST TO PHARMACIA DELTEC INC., THIS 6TH DAY OF NOVEMBER, 1995."

          c. Termination of the Original Loan Agreement and of the Amended Loan Agreement. Upon SIMS' receipt of the Luther Payment, all terms and conditions of the Original Loan Agreement and of the Amended Loan
     Agreement shall become null and void.

     2. Holder of 8% Replacement Note; No Prior Assignment. SIMS is the Holder (as that term is defined in the 8% Replacement Note) of the 8% Replacement Note. SIMS has not assigned, pledged, hypothecated, sold, or otherwise transferred any or all of its interest in and to the Original Note (except to Luther) or in the 8% Replacement Note or any documentation related thereto, including, without limitation, the Original Loan Agreement and the Amended Loan Agreement, and any security interests referenced therein, to Pharmacia or any third party and has the full right, title, and interest in and to the benefits to which the Holder of the Original Note and of the 8% Replacement Note is entitled.

     3. Voluntary Agreement. SIMS and Luther acknowledge that they are now entering into this Agreement freely and voluntarily; that they have ascertained and weighed all of the facts and circumstances likely to influence their judgment herein; that they are aware that they may hereafter discover facts different from or in addition to the facts which they now know or believe to be true with respect to the claims released herein, that they have had the opportunity to seek and obtain competent legal advice of their own respective choices, independently of each other; that all of the provisions hereof, as well as all questions pertinent hereto, have been fully and satisfactorily explained to them, that they have given due consideration to such provisions and questions, and that they clearly understand and assent to all of the provisions hereof.

     4. Mutual Releases; Waiver of Section 1542. Subject to the parties's respective obligations hereunder, from and after the date hereof, SIMS and Luther, on behalf of themselves, and their respective successors and assigns, hereby release, forgive, relinquishes, and forever discourages any and all claims, causes of action, debts, obligations, accounts, demands, and/or rights that they may have, individually or collectively, now and/or in the future against the other and their respective successors and assigns, and their respective shareholders, directors, officers, employees, and/or agents (and each of their respective heirs, executers, administrators, successors, and assigns), arising out of or in connection with their respective obligations under the Original Note, the 8% Replacement Note, the Original Loan Agreement, the Amended Loan Agreement, and all agreements related thereto.

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     The parties hereto each acknowledge that they are familiar with section
1542 of the Civil Code of the State of California, which provides as follows:

     "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

     The parties hereto each hereby waive and relinquish all rights and benefits they have, or may have, under section 1542 of the Civil Code. The parties hereto each hereby acknowledge that they have read the above provision of Civil Code section 1542, and indicate their understanding thereof by signing this Agreement.

     5. Supersession of all Prior Negotiations. This Payment Agreement supersedes and replaces all prior negotiations and proposed agreements, written or oral, concerning the payment by Luther of certain principal and interest due and owing to SIMS pursuant to the terms and conditions of inter alia the 8% Replacement Note. The parties hereto each acknowledge that no other party, or agent or attorney of any other party, has made any promise, representation, or warranty whatsoever, express or implied, not contained in this Payment Agreement concerning the subject matter hereof, to induce this Payment Agreement, and the parties hereto each acknowledge that they have not executed this Payment Agree-ment in reliance upon any such promise, representation, or warranty not contained herein.

     6. Authority. Each party represents and warrants to the other that it has the full power and authority to execute and deliver this Agreement and to perform the undertakings required herein.

     7. Binding Effect; Governing Law. This Payment Agreement shall be binding upon the parties hereto, their successors and assigns, and shall be construed and interpreted in accordance with the laws of the State of California without giving effect to principles of conflict of laws.

     8. Counterparts. This Payment Agreement, including a facsimile copy thereof, may be executed in more than one counterpart, each of which shall be deemed an Original, but all of which shall constitute one and the same instrument. A facsimile copy of an executed Payment Agreement shall be sufficient to constitute due execution. If this Payment Agreement is executed in counterparts, no signatory hereto shall be bound until each of the parties shall have duly executed or caused to be executed a counterpart of this Payment Agreement.

     9. No Modifications to Distribution Agreement. For the sake of clarity, the parties hereby agree and declare that nothing in this Agreement shall affect or in any way amend that certain Distribution Agreement dated March 9, 1994, between Luther and SIMS, the terms of which shall continue in full force and effect.

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     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

ATTEST                      SIMS DELTEC, INC.



[SIGNATURE ILLEGIBLE]       By:  /s/ Karen B. Linard
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                                 Karen B. Linnard, Vice President of Finance


ATTEST                      LUTHER MEDICAL PRODUCTS, INC.



Petra Darling               By:  /s/ David Rollo
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                                 David Rollo, President

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